Exhibit 99.2

Humanigen Lenzilumab Phase 3 Results 3.29.21

2 Cautionary Note Regarding Forward - Looking Statements All statements other than statements of historical facts contained in this presentation are forward - looking statements . Forward - looking statements reflect management's current knowledge, assumptions, judgment, and expectations regarding future performance or events . Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward - looking statements . Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward - looking statements, including, without limitation, statements regarding our potential request for and receipt of an Emergency Use Authorization from FDA for lenzilumab in COVID - 19 ; and our other plans relating to lenzilumab as a result of the release of the topline results . Forward - looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in our lack of profitability and need for additional capital to grow our business ; our dependence on partners to further the development of our product candidates ; the uncertainties inherent in the development, attainment of the requisite regulatory authorizations and approvals and launch of any new pharmaceutical product ; the outcome of pending or future litigation ; and the various risks and uncertainties described in the "Risk Factors" sections of our latest annual and quarterly reports and other filings with the SEC . All forward - looking statements are expressly qualified in their entirety by this cautionary notice . You should not rely upon any forward - looking statements as predictions of future events . We undertake no obligation to revise or update any forward - looking statements made in this presentation to reflect events or circumstances after the date hereof, to reflect new information or the occurrence of unanticipated events, to update the reasons why actual results could differ materially from those anticipated in the forward - looking statements, in each case, except as required by law .

3 Lenzilumab Overview Lenzilumab is administered intravenously in three equal infusions completed in a single day Humaneered ® Best - in - Class Antibody x Neutralizes GM - CSF to prevent and treat Cytokine Storm x Reduced immunogenicity x Highest binding affinity x Slowest off - rate Dosing Regime x Specifically designed to neutralize GM - CSF both in serum and lung tissue to prevent and treat Cytokine Storm x Adequate tissue concentration for 7 days to halt Cytokine Storm and associated inflammation Convenient Care x For newly hospitalized patients with SARS - CoV - 2 pneumonia, pre - IMV x Administered intravenously in 3 doses, 8 hours apart, in a single day x Potential foundational therapy to which other treatments can be added Lenzilumab is the first and only COVID - 19 therapy to improve ventilator - free survival when added to other treatments, including steroids and/or remdesivir, in a randomized, double - blind, placebo - controlled, multi - center Phase 3 clinical trial Lenzilumab is a dual - action therapy, which may dampen the harmful inflammatory response and safely replenish T - Cells in newly hospitalized and hypoxic COVID - 19 patients who may have received other COVID - 19 therapies Lenzilumab is safe and well - tolerated in clinical trials

4 GM - CSF: A Driver of COVID - 19 • UK government - funded, independent study linked GM - CSF to severe COVID - 19 • Largest confirmatory inflammatory mediator study conducted to date • GM - CSF associated with inflammatory and thrombotic consequences of the immune response • GM - CSF levels detected in first 4 days correlated with disease severity • GM - CSF levels 10x higher in patients who died from COVID - 19 • Elevated levels of GM - CSF associated with risk factors for severe COVID - 19 (age and diabetes) March 10, 2021

Lenzilumab Phase 3 Study Design

Early intervention with lenzilumab to prevent and treat Cytokine Storm and prevent progression to invasive mechanical ventilation (IMV) and/or death

- Randomized, double-blind, placebo-controlled, multi-center pivotal trial NCT 04351152
- All subjects received other treatment, which may have included corticosteroids and/or remdesivir

- **Adults ≥ 18 years**
- **Hospitalized**
- **Confirmed SARS-CoV-2 COVID-19 pneumonia**
- **SpO_2 ≤ 94% and pre-IMV**
- **Concomitant medications included steroids (88%), remdesivir (62%) or both (57%)**

Primary Endpoint: Evaluated through Day 28

- Ventilator-free survival

Key Secondary Endpoints:

- Ventilator-free days*
- Duration of ICU stay*
- Survival
- Time to recovery*

* Secondary endpoints undergoing evaluation


Lenzilumab, 600 mg
IV Q8H x3
Day 1
Endpoint
Assessment
Through Day 28
Follow-up
Assessment
Day 60
Enrollment
Screening
Randomization
Treatment
Phase
Follow-up
Phase
Daily assessments while hospitalized
Placebo
IV Q8H x3

Lenzilumab is an investigational product for the treatment of COVID-19. Lenzilumab is not FDA authorized or approved.

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6 Demographics and Baseline Characteristics ( mITT Population) Characteristics Lenzilumab (N=236) Placebo (N=243) Overall (N=479) Age Mean (SD) 60.5 (13.5) 60.5 (14.3) 60.5 (13.9) Median (Min - Max) 62.0 (28 - 98) 62.0 (22 - 96) 62.0 (22 - 98) < 65 years old (%) 60.2 58.4 59.3 ≥65 years old (%) 39.8 41.6 40.7 Gender Male (%) 64.8 64.6 64.7 Ethnicity Hispanic or Latino (%) 35.2 42.0 38.6 Not Hispanic or Latino (%) 64.0 56.8 60.3 Race White (%) 69.9 73.3 71.6 Black or African American (%) 16.1 13.6 14.8 Asian (%) 4.2 2.1 3.1 American Indian / Alaska Native (%) 1.7 0.0 0.8 Other (%) 8.1 11.0 9.7 Body Mass Index Median (Min - Max) 31.5 (20.3 - 75.5) 30.5 (18.3 - 75.2) 31.1 (18.3 - 75.5) ≥30 Kg/m 2 (%) 57.6 52.7 55.1 Clinical Status at Baseline SpO 2 ≤ 94% or low - flow oxygen (%) 61.9 57.6 59.7 High - flow oxygen or NIPPV (%) 38.1 42.4 40.3

7 Primary Endpoint: Ventilator - Free Survival ( mITT Population) Endpoint Hazard Ratio (95%CI) Lenzilumab vs Placebo Kaplan - Meier Event Estimate (95%CI) Lenzilumab Placebo p value 1 ° Ventilator - Free Survival (%) 1.54 (1.03 – 2.33) 15.6 (11.5 – 21.0) 22.1 (17.4 – 27.9) 0.0365 2 ° Survival (%) 1.39 (0.82 – 2.39) 9.6 (6.4 – 14.2) 13.9 (10.1 – 19.0) 0.2287 60 65 70 75 80 85 90 95 100 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 Ventilation - Free Survival (%, KM Estimate) Time (Days) Lenzilumab 236 (100) 227 (96) 216 (92) 208 (88) 199 (84) 196 (83) 194 (82) 193 (82) Placebo 243 (100) 226 (93) 204 (84) 191 (79) 188 (77) 185 (76) 185 (76) 184 (76) Patients at Risk: n (%) Lenzilumab Placebo 0

Ventilator-Free Survival: A Surrogate for Survival

Ventilator-free survival may act as a surrogate endpoint for survival

- Hazard ratio (HR) for ventilator-free survival approximates the HR for survival in the RECOVERY studies
- Ventilator-free survival may provide a signal of survival benefit with fewer patients
- Ventilator-free survival is a robust measure less prone to favor a treatment with discordant effects on survival and days free of ventilation[‡]

Only large trials can determine mortality[†]

- Dexamethasone > 6,100 patients
- Tocilizumab > 4,100 patients

Treatment	Ventilator-Free Survival		Survival	
	Hazard Ratio	Increased Likelihood of Survival Without IMV	Hazard Ratio	Increased Likelihood of Survival
RECOVERY TRIAL*				
Dexamethasone*	1.15	15%	1.16	16%
Tocilizumab*	1.18	18%	1.14	14%
HUMANIGEN PHASE 3 TRIAL				
Lenzilumab	1.54 (SS)	54%	1.39	39% (NS)

SS – Statistically significant
NS – Not statistically significant

‡ Nowack V, et al. Critical Care Medicine. 2020;48(2):158-66.
† https://www.recoverytrial.net/
* Cross trial comparison

Lenzilumab is an investigational product for the treatment of COVID-19. Lenzilumab is not FDA authorized or approved.

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9 Safety: Balanced Between Treatment Arms Characteristics Lenzilumab (N=255) Subjects n, % Placebo (N=257) Subjects n, % Overall (N=512) Subjects n, % Serious Adverse Events 63 (24.7) 76 (29.6) 139 (27.1) Respiratory 60 (23.5) 67 (26.1) 127 (24.8) Cardiac 12 (4.7) 13 (5.1) 25 (4.9) Infection/Infestation 9 (3.5) 9 (3.5) 18 (3.5) Vascular 5 (2.0) 10 (3.9) 15 (2.9) General / Administration Site 3 (1.2) 9 (3.5) 12 (2.3) Renal and Urinary 3 (1.2) 8 (3.1) 11 (2.1) Gastrointestinal 1 (0.4) 3 (1.2) 4 (0.8) Nervous System 1 (0.4) 3 (1.2) 4 (0.8) Blood and Lymphatic 1 (0.4) 0 (0) 1 (0.2)

10 Summary COVID - 19 • Neutralizes GM - CSF, a driver of Cytokine Storm • Prevents and treats Cytokine Storm to reduce progression to IMV and/or death • For newly hospitalized and hypoxic patients with COVID - 19 pneumonia • Convenient dosing regimen to which other treatments, including steroids and/or remdesivir, can be added • Favorable safety profile with no treatment - related serious adverse events reported • Dosing regimen specifically designed to neutralize GM - CSF in both serum and lung to prevent Cytokine Storm induced by COVID - 19 and other triggers Potential for broad application across multiple indications • Favorable safety profile • Ability to establish novel combination regimens with potential best - in - class profiles • Utility across the immunology/inflammation, immuno - oncology, and cell therapy space

11 Timeline 2021 Topline COVID - 19 Phase 3 Results Pre - EUA Meetings With FDA EUA Application EUA Granted Assuming Emergency Use Authorization by FDA Lenzilumab Distribution Update CMC ACTIV - 5 March 29, 2021 Submit BLA

12 Humanigen Lenzilumab Phase 3 Results